UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-0523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/2011

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

The Dreyfus Fund Incorporated

SEMIANNUAL REPORT
June 30, 2011

Dreyfus
A BNY Mellon Company™

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

The Dreyfus Fund
Incorporated

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for The Dreyfus Fund Incorporated, covering the six-month period from January 1, 2011, through June 30, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although 2011 began on an optimistic note amid encouraging economic data, by midyear investors returned to a more cautious outlook. The U.S. and global economies continued to grow over the reporting period, but at a relatively sluggish pace. First, manufacturing activity proved unsustainably strong in late 2010 and early 2011, leading to a subsequent slowdown in new orders. Second, turmoil in the Middle East drove oil prices higher and produced an inflationary drag on real incomes.Third, natural and nuclear disasters in Japan added to upward pressure on energy prices, and these unexpected events disrupted the global supply chain, especially in the automotive sector. Finally, in the United States, disappointing labor and housing markets weighed on investor sentiment. As a result, U.S. stocks generally produced only modest gains over the first half of the year.

We expect economic conditions to improve over the second half of 2011. Inflationary pressures appear to be peaking in most countries, including the United States, and we have already seen energy prices retreat from their highs. In addition, a successful resolution to the current debate regarding government spending and borrowing, without major fiscal tightening over the near term, should help avoid a serious disruption to the domestic economy. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2011

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2011, through June 30, 2011, as provided by Sean P. Fitzgibbon, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended June 30, 2011, The Dreyfus Fund Incorporated produced a total return of 5.87%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 6.01% for the same period.2

Improving corporate earnings and revenues drove most broad stock indices into positive territory during the reporting period despite a number of macroeconomic headwinds. The fund produced a return that was slightly lower than its benchmark, primarily due to shortfalls in the energy, consumer discretionary and technology sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund focuses on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Global Uncertainties Constrained the Market’s Advance

Positive market sentiment drove stocks higher during the first few months of 2011, with investors displaying confidence in the sustainability of the U.S. economic recovery. However, persistent economic

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

challenges — including a high unemployment rate, deeply troubled housing market and weak levels of consumer spending — diminished that confidence and sparked heightened market volatility as the reporting period progressed.

Investor sentiment came under additional pressure from a number of global political and economic developments that threatened U.S. markets and commercial interests.These developments ranged from an intensifying sovereign debt crisis in Europe to political upheavals in the Middle East, intensifying inflationary pressures in some emerging markets and devastating natural and nuclear disasters in Japan. In May and early June, these global and domestic stresses forced broad market indices lower. A rally during the closing weeks of the reporting period enabled the benchmark to produce a solid gain for the reporting period overall, but still left the market below the highs it had set in the spring.

Adopting a Cautiously Constructive Approach

The fund was generally positioned to benefit from continued moderate U.S. economic recovery over the first half of 2011, with a focus on high-quality companies that we regarded as poised for the next phase of economic growth.At the same time, in light of the many uncertainties the market faced, the fund maintained careful scrutiny of valuations and risk levels, reducing holdings as they met price targets and trading out of companies if they failed to make progress toward business goals.

The positive impact of this cautious, yet constructive, approach was most evident in the consumer staples area, which produced the fund’s best returns compared to the benchmark. Concerned about rising valuations and increasing commodity costs, we emphasized companies with strong pricing power and other clear catalysts for growth. Holdings such as Whole Foods Market, Dr Pepper Snapple Group and Kraft Foods delivered above-average returns by executing effectively on their business strategies, thereby exceeding earnings and revenue expectations. Industrial holdings generated relatively strong performance as well. Diversified industrial goods makers Tyco International and Dover both posted better-than-expected earnings and revenues based on the successful restructuring of key business segments. Rail transportation provider Norfolk Southern also reported impressive financial results.Top holdings in other areas included media giant CBS, health care plan provider CIGNA and apparel retailer Limited Brands.

On a negative note, the fund’s energy holdings detracted from relative returns, largely due to exposure to drilling equipment and independent oil-and-gas exploration and production companies at a time of moderating petroleum prices. In addition, Alpha Natural Resources dipped after announcing a controversial acquisition of troubled Massey Energy. In the consumer discretionary sector, office supply retailer Staples, cruise line operator Carnival and consumer product maker Newell Rubbermaid declined on concerns about the outlook for consumer spending. Finally, technology holdings F5 Networks and Cree posted disappointing results, leading us to sell the fund’s positions.

Seeing Encouraging Signs of Growth

While global economic turmoil and the recent slowdown in U.S. growth give us clear cause for caution, we continue to monitor the current economic situation and adjust our investment positions as necessary. Accordingly, as of the end of the reporting period we have continued to position the fund to benefit from economic expansion while maintaining a cautious attitude toward risks.

July 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from January 1, 2011 to June 30, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2011

Expenses paid per $1,000†	$3.88
Ending value (after expenses)	$1,058.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2011

Expenses paid per $1,000†	$3.81
Ending value (after expenses)	$1,021.03

Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
J u n e 3 0 , 2 0 1 1 ( U n a u d i t e d )

Common Stocks—98.9%	Shares	Value ($)
Consumer Discretionary—12.2%
Amazon.com	72,360[a]	14,796,896
Carnival	235,240	8,852,081
CBS, Cl. B	308,330	8,784,322
Dick’s Sporting Goods	185,610[a]	7,136,705
Guess?	128,570[b]	5,407,654
Johnson Controls	179,760	7,488,802
Limited Brands	258,810[b]	9,951,245
Macy’s	481,570	14,081,107
Newell Rubbermaid	504,510	7,961,168
Nordstrom	200,520[b]	9,412,409
Omnicom Group	233,470[b]	11,243,915
Stanley Black & Decker	138,620	9,987,571
Walt Disney	444,250	17,343,520
		132,447,395
Consumer Staples—11.2%
Avon Products	227,070	6,357,960
Coca-Cola Enterprises	225,430	6,578,047
Dr. Pepper Snapple Group	286,580[b]	12,016,299
Energizer Holdings	97,640[a]	7,065,230
Kraft Foods, Cl. A	427,160	15,048,847
Lorillard	55,752	6,069,720
PepsiCo	298,360	21,013,495
Procter & Gamble	400,610	25,466,778
Walgreen	232,490	9,871,525
Whole Foods Market	185,781	11,787,805
		121,275,706
Energy—12.1%
Anadarko Petroleum	170,900	13,118,284
Apache	88,100	10,870,659
Chevron	238,330	24,509,857
ENSCO, ADR	282,190	15,040,727

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Halliburton	259,512[c]	13,235,112
Hess	158,330	11,836,751
National Oilwell Varco	101,180	7,913,288
Occidental Petroleum	260,110	27,061,844
Valero Energy	313,470	8,015,428
		131,601,950
Financial—13.3%
Aflac	135,630	6,331,208
American Express	245,890[b]	12,712,513
Bank of America	1,673,920	18,346,163
Capital One Financial	392,860	20,299,076
Citigroup	510,602	21,261,467
Hartford Financial Services Group	276,720[b]	7,297,106
JPMorgan Chase & Co.	187,900	7,692,626
Lincoln National	469,330[b]	13,371,212
MetLife	251,690	11,041,640
Wells Fargo & Co.	915,420	25,686,685
		144,039,696
Health Care—13.8%
Baxter International	189,630	11,319,015
CIGNA	286,020	14,710,009
Covidien	199,725	10,631,362
Dendreon	120,130 [a,b,c]	4,737,927
Gilead Sciences	195,690[a]	8,103,523
HCA Holdings	172,500[b]	5,692,500
Human Genome Sciences	410,710[a,b]	10,078,823
McKesson	101,400[b]	8,482,110
Pfizer	1,162,910	23,955,946
Sanofi, ADR	293,670	11,796,724
St. Jude Medical	209,550	9,991,344

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Thermo Fisher Scientific	95,870[a]	6,173,069
Warner Chilcott, Cl. A	462,190	11,152,645
Zimmer Holdings	205,200[a]	12,968,640
		149,793,637
Industrial—9.5%
Caterpillar	106,600	11,348,636
Cummins	116,850	12,092,807
Dover	171,480[b]	11,626,344
General Electric	1,305,720	24,625,879
Ingersoll-Rand	131,010[b]	5,949,164
Norfolk Southern	199,160	14,923,059
Owens Corning	150,100[a,b]	5,606,235
Tyco International	351,575[c]	17,378,352
		103,550,476
Information Technology—18.1%
Apple	106,086[a]	35,609,888
Atmel	484,390[a]	6,815,367
Automatic Data Processing	202,720	10,679,290
BMC Software	214,850[a]	11,752,295
Corning	374,980	6,805,887
Google, Cl. A	16,523[a]	8,366,917
Informatica	206,070[a]	12,040,670
International Business Machines	201,340	34,539,877
Microchip Technology	203,000[b]	7,695,730
NetApp	210,160[a,b]	11,092,245
Oracle	611,078	20,110,577
QUALCOMM	347,200	19,717,488
Salesforce.com	70,770[a,b]	10,543,315
		195,769,546

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Materials—1.7%
CF Industries Holdings	36,370[c]	5,152,538
E.I. du Pont de Nemours & Co.	236,160	12,764,448
		17,916,986
Telecommunication Services—3.3%
AT&T	867,430	27,245,976
Verizon Communications	232,330	8,649,646
		35,895,622
Utilities—3.7%
NextEra Energy	391,690	22,506,507
PPL	638,130[b]	17,759,158
		40,265,665
Total Common Stocks
(cost $872,677,908)		1,072,556,679

Limited Partnership Interests—.0%
Consumer Discretionary—.0%
SK Equity Fund, LPa,e		400,000
Health Care—.0%
Galen Partners II, LPa,e		60,204
Total Limited Partnership Interests
(cost $1,370,579)		460,204

Other Investment—1.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $12,119,000)	12,119,000[d]	12,119,000

Investment of Cash Collateral
for Securities Loaned—6.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $70,536,548)	70,536,548[d]	70,536,548
Total Investments (cost $956,704,035)	106.5%	1,155,672,431
Liabilities, Less Cash and Receivables	(6.5%)	(70,525,487)
Net Assets	100.0%	1,085,146,944

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2011, the value of the fund’s securities on loan was $69,642,995 and the value of the collateral held by the fund was $70,536,548.
c Held by a broker as collateral for open options written.
d Investment in affiliated money market mutual fund.
e Securities restricted as to public resale. Investment in restricted securities with aggregate value of $460,204 representing .05% of net assets (see below).

	Acquisition
Issuer	Date	Cost ($)	Valuation ($)†
Galen Partners II, LP	5/1/96-1/3/97	442,352	60,204
SK Equity Fund, LP	3/8/95-9/18/96	928,227	400,000
			460,204

† The valuation of these securities has been determined in good faith by management under the direction of the
Board of Directors.

Portfolio Summary (Unaudited)††

	Value (%)		Value (%)
Information Technology	18.1	Industrial	9.5
Health Care	13.8	Money Market Investments	7.6
Financial	13.3	Utilities	3.7
Consumer Discretionary	12.2	Telecommunication Services	3.3
Energy	12.1	Materials	1.7
Consumer Staples	11.2		106.5

†† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF OPTIONS WRITTEN
June 30, 2011 (Unaudited)

	Number of
	Contracts		Value ($)
Call Options:
CF Industries Holdings
August 2011 @ $160	180	[a]	(50,580)
Dendreon
August 2011 @ $47	360	[a]	(16,920)
Halliburton
July 2011 @ $55	1,290	[a]	(12,900)
Tyco International
July 2011 @ $50	1,800	[a]	(136,800)
Tyco International
July 2011 @ $55	1,700	[a]	(25,500)
(premiums received $810,010)			(242,700)

a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2011 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $69,642,995)—Note 1(b):
Unaffiliated issuers	874,048,487	1,073,016,883
Affiliated issuers	82,655,548	82,655,548
Dividends receivable		1,866,454
Receivable for shares of Common Stock subscribed		133,914
Prepaid expenses		20,080
		1,157,692,879
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		667,051
Cash overdraft due to Custodian		341,056
Liability for securities on loan—Note 1(b)		70,536,548
Payable for shares of Common Stock redeemed		573,431
Outstanding options written, at value (premiums received
$810,010)—See Statement of Options Written—Note 4		242,700
Accrued expenses		185,149
		72,545,935
Net Assets ($)		1,085,146,944
Composition of Net Assets ($):
Paid-in capital		937,311,518
Accumulated undistributed investment income—net		1,125,338
Accumulated net realized gain (loss) on investments		(52,825,618)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		199,535,706
Net Assets ($)		1,085,146,944
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		114,532,432
Net Asset Value, offering and redemption price per share ($)		9.47

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2011 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $78,540 foreign taxes withheld at source):
Unaffiliated issuers	9,576,440
Affiliated issuers	3,755
Income from securities lending—Note 1(b)	56,988
Total Income	9,637,183
Expenses:
Management fee—Note 3(a)	3,517,802
Shareholder servicing costs—Note 3(b)	401,887
Professional fees	46,978
Custodian fees—Note 3(b)	37,345
Registration fees	14,898
Prospectus and shareholders’ reports	12,152
Loan commitment fees—Note 2	7,903
Directors’ fees and expenses—Note 3(c)	5,988
Interest expense—Note 2	552
Miscellaneous	9,054
Total Expenses	4,054,559
Less—reduction in fees due to earnings credits—Note 3(b)	(1,800)
Net Expenses	4,052,759
Investment Income—Net	5,584,424
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net Realized Gain (Loss) on Investments	80,911,035
Net unrealized appreciation (depreciation) on investments	(25,096,592)
Net unrealized appreciation (depreciation) on options transactions	567,310
Net Unrealized Appreciation (Depreciation)	(24,529,282)
Net Realized and Unrealized Gain (Loss) on Investments	56,381,753
Net Increase in Net Assets Resulting from Operations	61,966,177

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2011	Year Ended
	(Unaudited)	December 31, 2010
Operations ($):
Investment income—net	5,584,424	8,108,285
Net realized gain (loss) on investments	80,911,035	69,685,470
Net unrealized appreciation
(depreciation) on investments	(24,529,282)	70,390,154
Net Increase (Decrease) in Net Assets
Resulting from Operations	61,966,177	148,183,909
Dividends to Shareholders from ($):
Investment income—net	(5,505,743)	(8,748,028)
Capital Stock Transactions ($):
Net proceeds from shares sold	27,593,965	12,729,128
Dividends reinvested	4,714,472	7,472,198
Cost of shares redeemed	(45,147,809)	(84,228,755)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(12,839,372)	(64,027,429)
Total Increase (Decrease) in Net Assets	43,621,062	75,408,452
Net Assets ($):
Beginning of Period	1,041,525,882	966,117,430
End of Period	1,085,146,944	1,041,525,882
Undistributed investment income—net	1,125,338	1,046,657
Capital Share Transactions (Shares):
Shares sold	2,930,465	1,535,788
Shares issued for dividends reinvested	496,950	909,181
Shares redeemed	(4,802,491)	(10,347,667)
Net Increase (Decrease) in Shares Outstanding	(1,375,076)	(7,902,698)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2011				Year Ended December 31,
(Unaudited)			2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	8.99		7.80	6.14	10.25	10.48	10.28
Investment Operations:
Investment income—net[a]	.05		.07	.08	.13	.17	.14
Net realized and unrealized
gain (loss) on investments	.48		1.19	1.67	(3.98)	.65	1.43
Total from
Investment Operations	.53		1.26	1.75	(3.85)	.82	1.57
Distributions:
Dividends from
investment income—net	(.05)		(.07)	(.09)	(.13)	(.17)	(.14)
Dividends from net realized
gain on investments	—		—	—	(.13)	(.88)	(1.23)
Total Distributions	(.05)		(.07)	(.09)	(.26)	(1.05)	(1.37)
Net asset value,
end of period	9.47		8.99	7.80	6.14	10.25	10.48
Total Return (%)	5.87	[b]	16.30	28.75	(38.21)	7.89	15.58
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.76	[c]	.78	.80	.76	.73	.74
Ratio of net expenses
to average net assets	.76	[c]	.78	.79	.75	.73	.74
Ratio of net investment
income to average
net assets	1.04	[c]	.84	1.18	1.48	1.60	1.35
Portfolio Turnover Rate	32.13	[b]	60.06	77.88	76.31	44.08	54.66
Net Assets,
end of period
($ x 1,000)	1,085,147		1,041,526	966,117	815,876	1,427,655	1,453,898

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Options which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,045,719,228	—	—	1,045,719,228
Equity Securities—
Foreign†	26,837,451	—	—	26,837,451
Mutual Funds	82,655,548	—	—	82,655,548
Limited Partnership
Interests†	—	—	460,204	460,204

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Options Written	(242,700)	—	—	(242,700)

† See Statement of Investments for additional detailed categorizations.

      The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Limited
Partnership Interests ($)
Balance as of 12/31/2010	160,204
Realized gain (loss)	502,967
Change in unrealized appreciation (depreciation)	(244,660)
Net purchases (sales)	41,693
Transfers in and/or out of Level 3	—
Balance as of 6/30/2011	460,204
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 6/30/2011	(244,660)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at June 30, 2011.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2011, The Bank of NewYork Mellon earned $24,423 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	12/31/2010	($)	Purchases ($)	Sales ($)	6/30/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		94,004,000	81,885,000	12,119,000		1.1
Dreyfus
Institutional
Cash
Advantage
Fund	93,226,243		443,886,259	466,575,954	70,536,548		6.5
Total	93,226,243		537,890,259	548,460,954	82,655,548		7.6

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

“Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $133,736,653 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2010. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows: ordinary income $8,748,028. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2011 was approximately $79,000 with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement also provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. No expense reimbursement was required pursuant to the Agreement for the period ended June 30, 2011.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2011, the fund was charged $205,097 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2011, the fund was charged $38,398 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,800.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2011, the fund was charged $37,345 pursuant to the custody agreement.

During the period ended June 30, 2011, the fund was charged $2,981 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $572,516, custodian fees $18,276, chief compliance officer fees $2,259 and transfer agency per account fees $74,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, and options transactions, during the period ended June 30, 2011, amounted to $348,123,854 and $373,458,366, respectively.

Options: The fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the oblig-

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written during the period ended June 30, 2011:

	Number of	Premiums
Options Written:	Contracts ($)	Received ($)
Contracts outstanding
December 31, 2010	—	—
Contracts written	5,330	810,010
Contracts Outstanding
June 30, 2011	5,330	810,010

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2011:

Average Market Value ($)
Equity options contracts	141,900

At June 30, 2011, accumulated net unrealized appreciation on investments was $198,968,396, consisting of $214,890,083 gross unrealized appreciation and $15,921,687 gross unrealized depreciation.

At June 30, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	27

NOTES

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date: August 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date: August 19, 2011

By: /s/ James Windels
James Windels, Treasurer
Date: August 19, 2011

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6